EXHIBIT TO BE FILED BY EDGAR



Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

                  (c) Exhibits.

                          1.     GPU News Release, dated January 20, 1998.

                          2. Text of Amendment to Section 1 of By-Laws of GPU, Inc. effective December 19, 1997.